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                                  EXHIBIT 99.3







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                            PEGASUS GOLD CORPORATION
                                      AND
                                 SUBSIDIARIES


                                MONTHLY REPORT
                         FINANCIAL STATEMENTS--INDEX
                        JANUARY 16 - FEBRUARY 28, 1998

ATTESTATION

CONSOLIDATED STATEMENT OF OPERATIONS, JANUARY 16, 1998--FEBRUARY 28, 1998

CONSOLIDATED STATEMENT OF CASH FLOWS, JANUARY 16, 1998--FEBRUARY 28, 1998

CONSOLIDATED BALANCE SHEET, FEBRUARY 28, 1998

                                  LETTERHEAD



March 19, 1998



                                  ATTESTATION

I declare under penalty of perjury under the laws of the United States that this report and the documents attached hereto are true and correct.


Executed on:  March 19, 1998                /s/ MICHELLE G. VIAU
              --------------                ----------------------------------
Spokane, Washington 99201                   Michelle G. Viau
                                            Vice President, Finance
                                            Chief Financial Officer

                                            /s/ M. VIAU
                                            ----------------------------------
                                            Michelle G. Viau



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                               PEGASUS GOLD INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                         JANUARY 16--FEBRUARY 28, 1998

Sales..............................................................................  $  14,929
                                                                                     ---------

Costs of Sales.....................................................................     12,092
Depreciation and amortization......................................................      2,891
                                                                                     ---------
                                                                                        14,982
                                                                                     ---------

Gross profit.......................................................................        (53)
                                                                                     ---------

Operating expenses:
  General and administrative......................................................        755
  Royalties.......................................................................        236
  Exploration and evaluation......................................................        565
  Closure, remediation and related costs..........................................         72
  Property write-downs............................................................          0
  Restructuring charges...........................................................         30
                                                                                     ---------
                                                                                         1,657
                                                                                     ---------
Income(loss) from operations.......................................................     (1,710)
                                                                                     ---------
Other Income (expense):
  Interest and other income........................................................        165
  Interest expense, net of amounts capitalized.....................................     (1,572)
  Acquisition costs................................................................          0
  Equity in net income (loss) of affiliates........................................          0
  Gain (loss) on disposition of assets.............................................       (245)
                                                                                     ---------
                                                                                        (1,652)
                                                                                     ---------

Minority interest in earnings of subsidiary........................................          0
                                                                                     ---------
Income(loss) before income taxes...................................................     (3,362)
Income tax provision (benefit).....................................................          0
                                                                                     ---------
Net Income(loss)                                                                       ($3,362)
                                                                                     ---------
                                                                                     ---------

NOTE: The consolidated statement of operations includes non-bankrupt subsidiaries.

                               PEGASUS GOLD INC.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                          JANUARY 16--FEBRUARY 28, 1998

Operating activities:
  Net income (loss).............................................................    $( 3,362)
  Adjustments to reconcile:
    Depreciation................................................................       2,971
    Amortization of debt issuance costs.........................................         109
    Loss on sale of investments.................................................         331
    Provision for closure, enviro., & legal.....................................           0
    Payments for closure, enviro., & legal......................................           0
    Deferred items..............................................................        (368)
    Other, net .................................................................        (489)
    Change in receivables ......................................................      (4,276)
    Change in Inventories ......................................................         355
    Change in accounts payable and accruals.....................................       6,022
    Change in intercompany accounts.............................................           0
    Change in other current assets..............................................      10,001
                                                                                    --------
  Net cash provided by operating activities.....................................      11,294

Investing activities:
  Additions to property plant, and equipment, net...............................        (170)
  Translation adjustment Sale of property plant, and equipment..................           0
  Other, net....................................................................           0
  Purchase of investments.......................................................           0
  Proceeds from maturity of short-term investments..............................           0
  Purchase of investment in subsidiary..........................................           0
  Proceeds from the sale of investments.........................................           0
                                                                                     ---------
Net cash applied to investing activities........................................        (170)
                                                                                     ---------

Financing activities:
  Dividends paid................................................................           0
  Proceeds from issuance of common stock........................................           0
  Payments of obligations under capital lease...................................         (56)
  Proceeds from issuance of long-term debt......................................           0
  Payments of long term debt....................................................           0
  Debt Issuance costs...........................................................           0
                                                                                     ---------
Net cash provided by (applied to) financing activities..........................          (56)
                                                                                     ---------

Effect of foreign currency exchange rate changes................................            0
                                                                                     ---------

Net increase (decrease) in cash and cash equivalents............................       11,068
Cash and cash equivalents, beginning of period..................................       20,871
                                                                                     ---------
                                                                                     ---------

                                                                                     ---------
Cash and cash equivalents, end of period........................................       31,939
                                                                                     ---------

NOTE: This consolidated statement of cash flows includes non-bankrupt subsidiaries.

                               PEGASUS GOLD INC.
                           CONSOLIDATED BALANCE SHEET
                            AS OF FEBRUARY 28, 1998

                                     ASSETS

Current Assets:
  Cash and cash equivalents..................................  $     4,672
  Short-term investments.....................................       27,267
  Due from sales of products.................................       18,126
  Receivable from unconsolidated subsidiary..................        5,813
  Inventories................................................       28,860
  Other Current Assets.......................................        3,491
                                                                ----------
    Total current assets.....................................       88,230
Investments..................................................        1,283
Property, plant and equipment, net...........................       93,857
Other Assets.................................................        7,011
                                                                ----------
    Total Assets.............................................     $190,380
                                                                ----------
                                                                ----------
                                 LIABILITIES

Liabilities subject to compromise............................  $    23,634

Current Liabilities:
  Accounts payable and other current.........................        6,234
  Accrued salaries, wages, and benefits......................        3,216
  Mining taxes payable.......................................        4,283
  Dividends Payable..........................................            0
  Current portion of capital lease obligations...............        3,891
                                                                ----------
    Total current liabilities................................       17,623
                                                                ----------

Long-term debt...............................................      167,230
Capital lease obligations....................................       18,394
Accrued care & maintenance...................................        3,498
Deferred site closure and remediation........................       87,440
Deferred revenue.............................................            0
Other deferred liabilities...................................        5,912
                                                                ----------
    Total Liabilities........................................      323,731
                                                                ----------

                            SHAREHOLDERS' EQUITY

Class A preferred stock, Series 1, C$10 par value:
  Authorized--20,000,000 shares; none issued
Common stock no  par value:
  Authorized--200,000,000 shares; issued and
  outstanding, 1996--41,092,342 shares and
  1997--41,833,751 shares                                          428,810
Accumulated deficit..........................................     (561,155)
Foreign currency translation adjustment......................       (1,006)
Unrealized Gain/(Loss) on Available for Sale Investments.....            0
                                                                ----------
    Total shareholders' equity...............................     (133,351)
                                                                ----------
    Total liabilities and shareholders' equity...............     $190,380
                                                                ----------
                                                                ----------

    NOTE: This consolidated balance sheet includes the non-bankrupt subsidiaries.